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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 14, 1999

                              HOLLYWOOD PARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   0-10619            95-3667491
(State or Other Jurisdiction      (Commission         (IRS Employer
       of Incorporation)          File Number)     Identification No.)


1050 South Prairie Avenue, Inglewood, California             90301
     (Address of Principal Executive Offices)              (Zip Code)



      Registrant's telephone number, including area code:  (310) 419-1500
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Item 5.   Other Events.

     On January 14, 1999, Hollywood Park, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     On January 14, 1999, Hollywood Park, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 7.   Exhibits.

     99.1 Press Release dated January 14, 1999.

     99.2 Press Release dated January 14, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HOLLYWOOD PARK, INC.



Date:  January 19, 1999
                           By: /S/ G. Michael Finnigan
                               _______________________________________
                               G. Michael Finnigan
                               President, Sports and Entertainment, Executive Vice President, Treasurer and Chief Financial Officer

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                                 Exhibit Index
                                 -------------



Exhibit     Description
-------     -----------

99.1        Press Release dated January 14, 1999.

99.2        Press Release dated January 14, 1999.

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